UMB Acquisition of El Dorado Savings Bank Strategically Compelling Low-Cost Deposit Franchise October 27, 2026

Disclaimer Cautionary Note Regarding Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about UMB Financial Corporation’s (“UMB”), El Dorado Savings Bank, F.S.B. (“El Dorado”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving UMB and El Dorado (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in UMB’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to a right to terminate the definitive merger agreement relating to the Transaction; the outcome of any legal proceedings that may be instituted against UMB or El Dorado; the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which UMB and El Dorado operate; instability in global economic conditions and geopolitical matters and impacts related to or resulting from instability in the Middle East and Russia’s military action in Ukraine; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and UMB’s business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation (the “FDIC”) special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including UMB’s bank subsidiary, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require UMB to sell investment securities at a loss; changing interest rates which could negatively impact the value of UMB’s portfolio of investment securities; the loss of value of UMB’s investment portfolio which could negatively impact market perceptions of UMB and could lead to deposit withdrawals; the effects of social media on market perceptions of UMB and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”); volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the SEC, the Office of the Comptroller of the Currency, the Federal Reserve, the FDIC, the Consumer Financial Protection Bureau and state-level regulators; the ability to promptly and effectively integrate the businesses of UMB and El Dorado; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of UMB’s or El Dorado’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by UMB’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time from ongoing business operations and opportunities to merger-related matters.

Disclaimer - Continued These factors are not necessarily all of the factors that could cause UMB’s, El Dorado’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm UMB’s, El Dorado’s or the combined company’s results. All forward-looking statements attributable to UMB or persons acting on UMB’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and UMB does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If UMB updates one or more forward-looking statements, no inference should be drawn that UMB will make additional updates with respect to those or other forward-looking statements. Further information regarding UMB and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (available here), and its other filings with the SEC. Additional Information about the Transaction and Where to Find It In connection with the Transaction, UMB intends to file a registration statement on Form S-4 with the SEC. The registration statement will include a prospectus of UMB. The definitive prospectus will be sent to the shareholders of El Dorado. In addition, shareholders of El Dorado will receive an information statement / proxy and other relevant materials in connection with the proposed transaction in accordance with applicable law. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY OTHER DOCUMENTATION RECEIVED IN CONNECTION WITH THE TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING UMB, El DORADO, THE TRANSACTION AND RELATED MATTERS. Shareholders will be able to obtain a free copy of the definitive prospectus, as well as other filings containing information about UMB and El Dorado, without charge, at the SEC’s website (http://www.sec.gov). Copies of the prospectus and the filings with the SEC that will be incorporated by reference in the prospectus can also be obtained, without charge, by directing a request to UMB Financial Corporation, Attention: Corporate Secretary, 1010 Grand Boulevard, Kansas City, Missouri 64106 or to El Dorado Savings Bank, F.S.B., Attention: Corporate Secretary, 4040 El Dorado Road, Placerville, California 95667. Before making any voting or investment decision, investors and security holders are urged to read carefully the entire registration statement and other related information when they become available, including any amendments thereto, because they will contain important information about the proposed Transaction. Free copies of these documents may be obtained as described above. UMB, El Dorado and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of El Dorado in connection with the Transaction. Information regarding the directors and executive officers of each of UMB and El Dorado will be set forth in the registration statement on Form S-4 and the prospectus, as well as other related documents, to be filed or provided by UMB and/or El Dorado. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Strategically Compelling Acquisition of El Dorado Savings Bank Ability to leverage El Dorado’s significant excess liquidity Accelerates scale into attractive California markets and expands footprint into Nevada Low execution risk driven by pristine balance sheet, strong cultures, and UMB’s proven acquisition capability El Dorado is a high performing franchise funded by low-cost core deposits Granular, long-tenured core deposit base with market leading 0.88% cost of deposits $60M deposits per branch with an average account balance of ~$25k 89% of total deposit balances are FDIC insured Top 20 deposit relationships comprise only 3% of total deposits El Dorado’s 35 branches across California and Nevada greatly enhances UMB’s West Coast presence El Dorado widens runway for scale in California, the world’s 4th largest economy Pair El Dorado’s low-cost, high-quality core deposits and long tenured customer relationships with UMB’s asset origination capabilities and broader product suite High-quality balance sheet with simple earning asset portfolio 0.04% NPAs/Assets; 10-year average NCOs of 0.01% UMB and El Dorado share a likeminded culture focused on customer, community, and associate experience Efficient integration is expected by leveraging UMB’s recent, proven acquisition expertise Significant expected value from deploying El Dorado’s excess liquidity El Dorado has a 24% loan / deposit Ratio and 54.59% CET1 Ratio Highly liquid balance sheet: cash and securities comprise 22% and 56% of assets, respectively High-quality bond portfolio comprised of 95% government backed GSE RMBS with an average life of 4.2 years Source: S&P Capital IQ Pro, Data per bank-level regulatory filings as of 09/30/26 and company documents.

Overview of El Dorado Savings Bank Placerville HQ Reno Carson City Sacramento San Francisco San Jose Sacramento Los Angeles San Diego California Nevada Fresno Salinas San Luis Obispo UMB El Dorado $2.4B Earning Assets $2.1B Total Deposits San Andreas, CA Sparks, NV Company Highlights Balance Sheet Composition Founded in 1958 Headquartered in Placerville, CA 35 branches across the Sacramento metro area, Sierra Nevada foothills, and the Lake Tahoe communities $2.4B Total Assets $0.5B Total Loans $2.1B Total Deposits 0.04% NPAs/Assets 24% Loan/Deposit Ratio 0.88% / 1.04% Cost of Total / IB Deposits 1) Includes equity securities with readily determinable fair value not held for trading and FHLB stock. Source: S&P Capital IQ Pro, Data per bank-level regulatory filings as of 09/30/26. (1)

Low-Cost Deposit Franchise Driven by Long-Term Relationships El Dorado El Dorado’s 2Q ’26 cost of deposits shown for comparison purposes – El Dorado’s 3Q ’26 cost of deposits improved to 0.88% 3.88% 1.85% 1.79% 0.88% El Dorado Total Market El Dorado Deposits El Dorado Deposits Fed Market Rank (4) ($M) Branches ($M) Jackson, CA #1 300 5 1,183 South Lake Tahoe, CA-NV #1 177 3 964 Inyo County, CA #1 81 2 508 Carson City, NV #3 93 2 3,037 Sacramento, CA #4 1,134 17 90,824 Sonora, CA #4 58 1 1,501 Grass Valley, CA #4 57 1 1,731 Truckee-Tahoe, CA-NV #4 37 1 1,564 Reno, NV-CA #9 18 1 14,895 Outside Fed Market (5) - 136 2 - Total   2,092 35 116,205 $2.1B Total Deposits 16% Non-Interest Bearing 0% Brokered Deposits 89% FDIC Insured $60MM Deposits / Branch 14 Years (2) Average Account Age 100% Deposits / Total Funding 24% Loans / Deposits (3) Deposit Portfolio Overview Low Cost Through Various Rate Environments El Dorado Deposit Market Share 1) Population excluding merger targets, mutual holding companies, co-op Banks, banks whose ultimate parent with HQ outside of the U.S. and banks with negative cost of deposits; El Dorado’s 2Q ’26 Cost of Deposits ranks 68 out of 1,486 banks nationwide; 2) Excluding CD accounts; if including CDs, weighted average account tenure is 12 years; 3) All U.S. Banks and All California Banks per S&P Capital IQ Pro industry aggregates; 4) Rankings excluding banks with total assets > $100B as of 06/30/26; 5) Arnold, and Murphys, CA branches located outside of Jackson, CA Fed market; Note: Fed funds effective rate shown as of the last day of each period; Company financials as of 09/30/26, Branch and deposit market share data as of 06/30/26; Source: S&P Capital IQ Pro, Federal Reserve Bank of St. Louis. 96th Percentile Cost of Deposits (1) 0.93% (3)

Launches UMB Into Some of the Most Desirable Markets in California and Nevada Greater Sacramento Region (1) Douglas and Washoe Counties (Nevada) Sacramento Reno Capital of California and one of the largest rail hubs in N. America Top 5 California MSA by population (US Census Bureau) Sacramento named ‘26 Top City on the Rise for Jobs & Career Growth (LinkedIn) Employers Employers Branches Reno, and state capital, Carson City, anchor one of the West’s premier technology, manufacturing, and logistics hubs #3 #19 Reno named ‘26 Top City on the Rise for Jobs and Career Growth (LinkedIn) 2026 Population 2026-2031 Proj. Population Change 2026 Median Household Income 2026-2031 Projected HH Income Change 2,472,018 1.6% $104,873 12.8% 2026 Population 2026-2031 Proj. Population Change 2026 Median Household Income 2026-2031 Projected HH Income Change 562,657 3.5% $96,839 15.9% 17 Deposits $1.1B Market Rank (2) #4 El Dorado Market Positioning Branches 4 Deposits $136M Market Rank (2) #6 El Dorado Market Positioning 1) Sacramento – Roseville – Folsom, CA MSA; 2) Rankings exclude banks with total assets >$100B as of 06/30/26. Source: S&P Capital IQ, Sacramento Business Journal, Employment Dept. of the State of California, Nevada Workforce Informer, company websites.

Transaction Summary Consideration: 48% stock / 52% cash Exchange ratio: Fixed exchange ratio of 13.553x UMB shares for each El Dorado share plus $1,958.88 in cash for each El Dorado share Pro forma ownership: 98% UMB | 2% El Dorado Transaction Structure Transaction Value & Multiples $506MM Deal Value 8.0% Deposit Premium Approvals & Timing Approval of El Dorado shareholders required Customary regulatory approvals Anticipated closing in the first quarter of 2027 Leadership David Cook, CEO will be appointed Vice Chairman of UMB California Financial information as of 09/30/26; Market data as of 10/26/26.